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                                                                    EXHIBIT 4.5

                          RADNOR HOLDINGS CORPORATION
                         NOTICE OF GUARANTEED DELIVERY
                              OF 10% SENIOR NOTES
                                   DUE 2003

  As set forth in the Prospectus dated April 10, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus") of Radnor Holdings Corporation (the "Issuer") and its subsidiaries under "The Exchange Offer--Procedures for Tendering Old Notes" and in the Letter of Transmittal for 10% Senior Notes due 2003 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                         TO: FIRST UNION NATIONAL BANK
                            (the "Exchange Agent")

                                 By Facsimile:
                                (215) 985-3428

                           Confirm by telephone to:
                                (215) 985-7207

                   By Mail/Hand Delivery/Overnight Delivery:

                           First Union National Bank
                            123 South Broad Street
                                  12th Floor
                                    PA 1249
                       Philadelphia, Pennsylvania 19109
                   Attention: Corporate Trust Administration

             Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
                  a facsimile number other than as set forth
                  above does not constitute a valid delivery.

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Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

  The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., Philadelphia time, on May 8, 1997, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                                         Principal amount of Old Notes
             SIGNATURES


                                         Exchanged: $__________________________
 __________________________________

         SIGNATURE OF OWNER              Certificate Nos. of Old Notes (if
                                         available)


 __________________________________
  SIGNATURE OF OWNER (IF MORE THAN       ______________________________________
                ONE)


                                         ______________________________________
 Dated: ____________________ , 199


                                         Total: $______________________________
 Name(s): _________________________


                                         IF OLD NOTES WILL BE DELIVERED BY
     ____________________________        BOOK-ENTRY TRANSFER, PROVIDE THE
            (PLEASE PRINT)               DEPOSITORY TRUST COMPANY ("DTC")
                                         ACCOUNT NO.:

 Address: _________________________


                                         Account No.: _________________________
     ____________________________

     ____________________________
          (INCLUDE ZIP CODE)

 Area Code and Telephone No.: _____

 Capacity (full title), if signing
 in a representative capacity:

 __________________________________

     Taxpayer Identification or
        Social Security No.:

 __________________________________


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                             GUARANTY OF DELIVERY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

 The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and
 (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.
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 Name of Firm:


 __________________________________      __________________________________
                                               (AUTHORIZED SIGNATURE)


 __________________________________
 Number and Street or P.O. Box           Title:


 __________________________________      __________________________________

 City         State        Zip Code
                                         Date:


 Tel. No.: ________________________
                                         __________________________________

 Fax No.: _________________________


NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES
      SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


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